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                                                                EXHIBIT NO. 10.4

                           FREMONT GENERAL CORPORATION

                            2003 EXCESS BENEFIT PLAN

                         EFFECTIVE AS OF JANUARY 1, 2003

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                                TABLE OF CONTENTS

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ARTICLE 1.       ESTABLISHMENT AND PURPOSE ...........................................      1

         1.1 Establishment of Plan ...................................................      1

         1.2 Purpose of Plan .........................................................      1

         1.3 Application of Plan .....................................................      1

ARTICLE 2.       DEFINITIONS .........................................................      2

         2.1 Definitions .............................................................      2

             (a)   "Account" .........................................................      2

             (b)   "Administrative Committee" ........................................      2

             (c)   "Affiliate" .......................................................      2

             (d)   "Beneficiary" .....................................................      2

             (e)   "Board of Directors" ..............................................      2

             (f)   "Code" ............................................................      2

             (g)   "Employer" ........................................................      2

             (h)   "Employer Stock" ..................................................      2

             (i)   "ESOP" ............................................................      2

             (j)   "Participant" .....................................................      2

             (k)   "Plan Year" .......................................................      2

         2.2 Gender and Name .........................................................      2

ARTICLE 3.       ELIGIBILITY AND PARTICIPATION .......................................      3

ARTICLE 4.       BENEFITS ............................................................      4

         4.1 Allocations .............................................................      4

         4.2 Contributions ...........................................................      4

         4.3 Maintenance of Accounts .................................................      4

         4.4 Vesting and Forfeiture ..................................................      4

         4.5 Payment .................................................................      4

         4.6 Death ...................................................................      5

         4.7 Payment to Minors or Persons Under Legal Disability .....................      5

         4.8 Voting of Employer Stock ................................................      5

ARTICLE 5.       ADMINISTRATION ......................................................      6

         5.1 Administrative Committee ................................................      6
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                                TABLE OF CONTENTS
                                   (continued)

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         5.2 Uniform Rules ...........................................................      6

         5.3 Notice of Address .......................................................      6

         5.4 Records .................................................................      6

         5.5 Agent for Service of Process ............................................      6

         5.6 Insurance ...............................................................      6

         5.7 Indemnity ...............................................................      6

ARTICLE 6.       AMENDMENT AND TERMINATION ...........................................      8

         6.1 Amendment and Termination ...............................................      8

         6.2 Reorganization of Employer ..............................................      8

         6.3 Protected Benefits ......................................................      8

ARTICLE 7.       GENERAL PROVISIONS ..................................................      9

         7.1 Nonassignability ........................................................      9

         7.2 Employment Rights .......................................................      9

         7.3 Illegality of Particular Provision ......................................      9

         7.4 Applicable Laws .........................................................      9
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                           FREMONT GENERAL CORPORATION
                            2003 EXCESS BENEFIT PLAN

                                   ARTICLE 1.
                            ESTABLISHMENT AND PURPOSE

      1.1 Establishment of Plan. FREMONT GENERAL CORPORATION (the "Company") hereby adopts the FREMONT GENERAL CORPORATION 2003 EXCESS BENEFIT PLAN (the "Plan"), effective January 1, 2003, for eligible employees of the Company and selected subsidiaries. The Plan is intended to be exempt from Title 1 of the Employee Retirement Income Security Act of 1974, as amended, and is intended to be maintained as an "excess benefit plan."

      1.2 Purpose of Plan. It is the purpose of this Plan to provide eligible employees with benefits in excess of the limitations on contributions imposed by
Section 415 of the Code with respect to qualified plans maintained by the Company.

      1.3 Application of Plan. The terms of this Plan are applicable to eligible employees who receive an allocation of a contribution in the ESOP for plan years beginning on or after January 1, 2002.

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                                   ARTICLE 2.
                                   DEFINITIONS

      2.1 Definitions. Whenever used in the Plan, the following terms shall have the respective meanings set forth below, unless a different meaning is required by the context in which the word is used, and when the defined meaning is intended, the term is capitalized:

            (a) "Account" shall mean the Account or Accounts that the Committee shall maintain for a Participant under this Plan.

            (b) "Administrative Committee" shall mean the committee with authority to administer the Plan as provided under Paragraph 5.1.

            (c) "Affiliate" shall mean any corporation which is controlled by or under common control with the Company within the meaning of Section 414 of the Code.

            (d) "Beneficiary" shall mean, with respect to a Participant, the beneficiary specified under the ESOP to receive benefits in the event of the Participant's death.

            (e) "Board of Directors" shall mean the Board of Directors of the Company.

            (f) "Code" shall mean the Internal Revere Code of 1986, as amended.

            (g) "Employer" shall mean the Company and any Affiliate which is designated by the Board of Directors and which approves adoption of this Plan by appropriate corporate action. As of January 1, 2003, the only Employers are the Company, Fremont Investment and Loan, Fremont Life Insurance Company, Fremont Indemnity Company, and Fremont Compensation Insurance.

            (h) "Employer Stock" shall mean the common stock of Fremont General Corporation.

            (i) "ESOP" shall mean the FREMONT GENERAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN, as amended from time to time, or any successor plan.

            (j) "Participant" shall mean a person meeting the requirements set forth in Article 3 to participate in the Plan.

            (k) "Plan Year" shall mean the calendar year.

      2.2 Gender and Name. Except when otherwise indicated by the context, any masculine terminology used herein shall also include the feminine, and the use of any term herein in the singular may also include the plural.


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                                   ARTICLE 3.
                          ELIGIBILITY AND PARTICIPATION

      Any employee eligible to participate in the ESOP who, for a given plan year of the ESOP beginning on or after January 1, 2002, would be ineligible to receive the maximum employer contribution under the ESOP due to the limitations imposed by Section 415 of the Code shall become a Participant in this Plan effective on the later of (a) December 31 of the first such plan year, or (b) January 1, 2003.


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                                   ARTICLE 4.
                                    BENEFITS

      4.1 Allocations. An allocation shall be made as of the last day of the Plan Year to each Participant's Account provided, however, that the allocation of Employer contribution with respect to the Plan Year ended December 31, 2002 shall be made as of January 1, 2003. The amount to be allocated shall equal the sum which would have been allocated to the account of the Participant in the ESOP for the Plan Year if the Participant were not subject to the limitations of
Section 415 of the Code, reduced by the sum which was allocated to such account for such Plan Year after the application of Section 415 of the Code.

      4.2 Contributions. As soon as practicable after the end of each Plan Year, the Employer shall make a contribution in the form of either (a) Employer Stock, or (b) cash, which is to be used to acquire Employer Stock, to a grantor trust or similar arrangement, as described in Section 4.3(b), to fund benefits hereunder in an amount which shall equal the total amounts allocated to Participants, if any, pursuant to Paragraph 4.1 for that year.

      4.3 Maintenance of Accounts.

            (a) The Employer shall establish and maintain, in the name of each Participant, an individual Account which shall consist of all amounts credited to the Participant. Accounts are valued and adjusted from time to time to reflect any increase or decrease in the Participant's individual Account, including the Participant's pro rata share (as determined by the Administrative Committee in its sole and absolute discretion) of investment gains and losses with respect to the assets hypothetically allocated to the Account. As of December 31st of each Plan Year the Administrative Committee shall add to the Account of each Participant any contribution to which the Participant is entitled for such Plan Year provided, however, that the allocation of Employer contribution with respect to the Plan Year ended December 31, 2002 shall be made as of January 1, 2003.

            (b) The individual Account of each Participant shall represent a liability, payable when due under this Plan. Participants have the status of unsecured general creditors; the Plan constitutes a mere promise to pay benefits and is intended to be unfounded for tax purposes. Payments shall be made from the assets of the trust or other unfunded arrangement which the Employer may establish for the purpose of assuring availability of funds sufficient to pay benefits under this Plan, provided that the money in any such funding medium shall at all times remain the property of the Employer, and neither this Plan nor any Participant shall have any beneficial ownership interest in the assets thereof. No property or assets of the Employer shall be pledged, encumbered, or otherwise subjected to a lien or security interest for payment of benefits hereunder. If the assets in the funding arrangement are insufficient to pay the benefits due hereunder, the Company shall pay for the remainder of such benefits, provided the Company is not guaranteeing the value of the Account.

      4.4 Vesting and Forfeiture. All benefits under this Plan shall be contingent and forfeitable, and each Participant shall have a vested interest in any benefit under this Plan in accordance with the vesting provisions set forth in the ESOP. A person who terminates


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employment with the Employer for any reason prior to becoming fully vested hereunder shall be entitled to receive his or her vested Account balance, and the remainder shall be forfeited.

      4.5 Payment. Every Participant who terminates employment shall have his or her vested Account distributed to him or her in a single-sum payment. The Participant may elect whether the single-sum shall be in stock or cash, provided, however, that if stock is elected, partial shares shall be distributed in cash. The Employer shall submit distribution requests to the Trustee or custodian of the Account at the end of each regular pay period. Within five (5) business days of receipt of the distribution request the Participant's vested Account will be terminated. The Participant's final benefit shall be established at the time his or her vested Account is terminated within this five (5) business day period without regard to any prior valuation(s). The Participant shall receive his or her final benefit distribution as soon thereafter as is administratively feasible, subject to applicable tax withholding.

      4.6 Death. The Account of a Participant who dies while employed by an Employer shall be paid in a single-sum to the Participant's Beneficiary as soon as administratively feasible following the death of the Participant. If a Participant dies after termination of employment, then his surviving Beneficiary shall be paid the amount in the Participant's Account in a single-sum. Distributions under this Paragraph shall be made in accordance with the provisions outlined in Paragraph 4.5 above.

      4.7 Payment to Minors or Persons Under Legal Disability. If any benefit becomes payable to a minor or to a person under a legal disability, payment of such benefit shall be made only to the conservator or the guardian of the estate of such person appointed by a court of competent jurisdiction or any other individual or institution maintaining or having custody of such intended recipient. A release by such conservator, guardian, individual or institution shall constitute a legal discharge of the Plan's obligation to the intended recipient.

      4.8 Voting of Employer Stock. The Trustee shall vote Employer Stock as directed by the Administrative Committee. The Administrative Committee may, in its discretion, permit Participants to request that the Administrative Committee vote proxies for Employer Stock in which their accounts are deemed to be invested at such times as the Administrative Committee shall determine. The Administrative Committee need not vote proxies as requested by the Participants.


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                                   ARTICLE 5.
                                 ADMINISTRATION

      5.1 Administrative Committee. This Plan shall be administered by the Administrative Committee, whose members shall be the same persons who are the Plan Committee of the ESOP. The interpretation and construction by the Administrative Committee of any provisions of this Plan shall be final unless otherwise determined by the Board. Subject to the Board, the Administrative Committee is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, and to make all other determinations necessary for its administration, including but not limited to calculating amounts allocable to Participants, maintaining and adjusting accounts, and delegating responsibility for performance of administrative functions of the Plan to such officers of the Employer, including Participants, as the Administrative Committee shall in its discretion deem appropriate.

      5.2 Notice of Address. Any payment to a Participant or Beneficiary, at the last known post office address submitted to the Employer, shall constitute a complete acquittance and discharge of the Employer and any director or officer with respect thereto. Neither the Employer nor any director or officer shall have any duty or obligation to search for or ascertain the whereabouts of any Participant or his or her Beneficiary.

      5.3 Records. The records of the Administrative Committee with respect to the Plan shall be conclusive on all Participants, all Beneficiaries, and all other persons whomsoever.

      5.4 Agent for Service of Process. The Administrative Committee may from time to time designate an agent of the Plan for the service of legal process. The Administrative Committee shall cause such agent to be identified in materials it distributes or causes to be distributed when such identification is required under applicable law. In the absence of such a designation, the Company shall be the agent of the Plan for the service of legal process.

      5.5 Indemnity. The Employer shall indemnify and hold harmless, to the extent permitted bylaw, the Administrative Committee members, the members of the Board of Directors and other employees to whom any responsibility with respect to the administration of the Plan has been delegated against any and all costs, expenses and liabilities (including attorneys' fees) incurred by such parties in performing their duties and responsibilities under this Plan, provided that such party or parties were not guilty of willful misconduct. In the event that such party is named as a defendant in a lawsuit or proceeding involving the Plan, the party shall be entitled to receive on a current basis the indemnity payments provided for in this subsection, provided however that if the final judgment entered in the lawsuit or proceeding holds that the party is guilty of willful misconduct with respect to the plan, the party shall be required to refund the indemnity payments it has received. The Company may, in its discretion, obtain, pay for and keep current a policy or policies of insurance to provide such payment, and any indemnity due such a party shall be reduced by any payments made from such policy.


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                                   ARTICLE 6.
                            AMENDMENT AND TERMINATION

      6.1 Amendment and Termination. The Company reserves the right to amend, modify, or terminate the Plan at any time by action of its Board, provided that no amendment shall reduce the number of hypothetical shares credited to a Participant's Account. The Administrative Committee in its discretion may amend the Plan if it finds that such amendment does not significantly increase or decrease benefits or costs

      6.2 Reorganization of Employer. In the event of a merger or consolidation of the Employer, or the transfer of substantially all of the assets of the Employer to another corporation, such continuing, resulting or transferee corporation shall have the right to continue and carry on the Plan and to assume all liabilities of the Employer hereunder without obtaining the consent of any Participant or Beneficiary. If such successor shall assume the liabilities of the Employer hereunder, then the Employer shall be relieved of all such liability, and no Participant or Beneficiary shall have the right to assert any claim against the Employer for benefits under or in connection with this Plan.

      6.3 Protected Benefits. If the Plan is terminated or amended so as to prevent further earnings adjustments, or if liabilities accrued hereunder up to the date of an event specified in Paragraph 6.2 are not assumed by the successor to the Employer, then the amount credited to the Account of each Participant, or Beneficiary (whether or not vested) shall be paid to such Participant or Beneficiary in a single-sum by the last day of the second month following the month in which the amendment or termination occurs.


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                                   ARTICLE 7.
                               GENERAL PROVISIONS

      7.1 Nonassignability. Benefits under the Plan are not in any way subject to the debts or other obligations of the persons entitled thereto and may not voluntarily or involuntarily be sold, transferred, or assigned. Any voluntary attempt to sell, anticipate, assign, or encumber benefits under this Plan shall operate to cancel the benefit or the balance of a Participant's account as of the date of such attempt and to relieve the Employer from any future liability to pay or distribute any benefit with respect to such canceled amount.

      7.2 Employment Rights. The establishment of the Plan shall not be construed as conferring any legal rights upon any Participant or any other person for a continuation of employment, nor shall it interfere with the rights of the Employer to discharge any person or treat him without regard to the effect which such treatment might have upon him under this Plan.

      7.3 Illegality of Particular Provision. If any particular provision of this Plan shall be found to be illegal or unenforceable, such provision shall not affect any other provision, but the Plan shall be construed in all respects as if such invalid provision were omitted.

      7.4 Applicable Laws. The Plan shall be governed by and construed according to the laws of the State of California.

      IN WITNESS WHEREOF, Fremont General Corporation has caused this instrument to be executed by its duly authorized officers on _____________________, 2003, effective as of January 1, 2003.

                                        FREMONT GENERAL CORPORATION,
                                        A NEVADA CORPORATION


                                        By: ____________________________________


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